EXHIBIT 10.1

                   AMENDMENT NUMBER ONE TO FACTORING AGREEMENT

         This Amendment Number One to Factoring Agreement ("Amendment") is entered into as of November 21, 2006, by and between WELLS FARGO CENTURY, INC. ("Wells Fargo Century"), and IRONCLAD PERFORMANCE WEAR CORPORATION ("Borrower"), in light of the following:

                                    RECITALS

         A. Borrower and Wells Fargo Century have previously entered into that certain Factoring Agreement, dated as of September 15, 2006 (as amended to the date hereof, the "Agreement").

         B. Borrower and Wells Fargo Century desire to amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrower and Wells Fargo Century hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2.       AMENDMENTS.

                  (a) The first sentence of Section 1.2 of the Agreement is hereby amended and restated in full to read as follows:

                                    "Wells   Fargo   Century  may,  at  Client's
                           request but in Wells Fargo Century's sole and absolute discretion, make advance payments to Client on the purchase price of Receivables prior to the aforesaid time or times of Wells Fargo Century's obligation to make payment thereof, and advances with respect to Client's Eligible Inventory, in an amount up to the Advance Limit set forth on the Schedule. (All of the foregoing are referred to in this Agreement as "Advances".)"

                  (b) Section 8 of the Agreement is hereby amended by adding the following new definition thereto immediately following the definition of "Deposit Account":

                                    "`ELIGIBLE  INVENTORY' means Inventory which
                           Wells Fargo Century, in its sole and absolute discretion, deems Eligible Inventory, based on such considerations as well as Wells Fargo Century may from time to time deem appropriate. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless, in Wells Fargo Century's sole and absolute discretion, such Inventory (i) consists of finished goods, in good, new and salable condition which are not obsolete or unmerchantable, and are not comprised of raw


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                           materials,  work in process,  packaging  materials or
                           supplies; (ii) meets all standards imposed by an governmental agency or authority; (iii) conforms in all respects to the warranties and representations set forth herein; (iv) is at all times subject to Wells Fargo Century's duly perfected, first priority
                           security  interest;   and  (v)  is  situated  at  the
                           location(s) shown in the Schedule."

                  (c) Section 1 of the Schedule to Factoring Agreement is hereby amended and restated in its entirety to read as follows:

                           "1.      ADVANCE LIMIT

                                    (Section 1.1):

                                    An  amount  not  to  exceed  the  lesser  of
                           $3,000,000 or the sum of (a) and (b) below:

                                    (a)      85% of the net  amount of  Client's
                           Eligible Receivables (as defined in Section 8 above); plus

                                    (b)      50%  of  the   value  of   Client's
                           Eligible Inventory (as defined in Section 8 above), which is located at 2201 PARK PLACE, #101, EL SEGUNDO, CA 90245 and EXEL, INC., 12640 MOORE STREET, CERRITOS, CA 90703; provided that:

                                             (1)      the   amount  under   this
                           subsection 1(b) shall not exceed the lesser of (i) the amount under subsection 1(a) above, or (ii) $1,000,000. "Value" of Client's Eligible Inventory shall mean the lower of cost or wholesale market value thereof, as determined by Wells Fargo Century in its sole discretion."

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Wells Fargo Century that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

         4. NO DEFAULTS. Borrower hereby affirms to Wells Fargo Century that no Event of Default has occurred and is continuing as of the date hereof.

         5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon:

                  (a) receipt by Wells Fargo Century of a fully executed copy of this Amendment;

                  (b) receipt by Wells Fargo Century of a fully executed landlord waiver with respect to the premises at 2201 Park Place, #101, El Segundo, CA 90245;


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                  (c)      receipt by Wells  Fargo  Century of a fully  executed
warehouse waiver with respect to the premises at Exel, Inc. 12640 Moore Street, Cerritos, CA 90703.

         6. COSTS AND EXPENSES. Borrower shall pay to Wells Fargo Century all of Wells Fargo Century's out-of-pockets costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

         7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of the Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                    WELLS FARGO CENTURY, INC.


                                    By:  /s/ Alex Taluch
                                       -----------------------------------------
                                    Title:   SVP
                                          --------------------------------------

                                    IRONCLAD PERFORMANCE WEAR CORPORATION


                                    By:   /s/ Thomas Walsh
                                       -----------------------------------------
                                    Title:    EVP/CFO
                                          --------------------------------------